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                                                                  EXHIBIT 10.a.1

                          CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Selected Financial Data" and to the use of our report dated November 2, 2000 with respect to the consolidated financial statements and financial statement schedule of Amdocs limited included in this Annual Report (Form 20-F/A) for the year ended September 30, 2000.

                                                        /s/ Ernst & Young LLP

St. Louis, Missouri
April 3, 2001